John Hancock Trust
Supplement dated June 30, 2008
to the Prospectus dated May 1, 2008

Real Return Bond Trust

Effective June 30, 2008, the Fund is authorized to invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

Floating Rate Income Trust

Effective June 30, 2008, Western Asset Management Company Limited (“WAMCO Limited”) was approved by the Board of Trustees as a sub-subadviser to the Fund. WAMCO Limited is an affiliate of the subadviser to the Fund, Western Asset Management Company.

Value & Restructuring Trust

Effective May 30, 2008, Columbia Asset Management LLC (“Columbia Asset Management”) became the subadviser to the Value & Restructuring Trust due to the merger of the current subadviser to the Fund, UST Advisers, Inc., into Columbia Management Advisors. The merger will not change the management of the Fund or the team of investment professionals providing services to the Fund.

Columbia Management Advisors is located at 100 Federal Street, Boston, MA 02110, and serves as investment adviser to over 100 Columbia Funds mutual fund portfolios. As of March 31, 2008, Columbia Management Advisors had assets under management of approximately $371.7 billion. Columbia Management Advisors is a registered investment adviser and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment adviser to mutual funds, Columbia Management Advisors acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

The following information replaces the biographical information found under the “Subadvisory Arrangements and Management Biographies” section under “UST Advisers, Inc.”:

Fund	Portfolio Managers
Value & Restructuring Trust	David J. Williams Timothy Evnin

•	David J. Williams. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987. Primarily responsible for the day-to-day management of the Fund.

•	Timothy Evnin. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987.

Classic Value Trust

The advisory fee for the Fund is reduced to the follow rates effective July 1, 2008:

Advisory Fee

		Excess Over
	First $2.5 billion of	$2.5 billion of
Fund	Aggregate Net Assets*	Aggregate Net Assets*

Classic Value Trust	0.79%	0.78%

* Aggregate Net Assets include the assets of the Classic Value Trust, a series of John Hancock Trust and the Classic Value Fund, a series of Capital Series Trust.

Small Cap Opportunities Trust

Effective June 30, 2008, Invesco Aim Capital Management, Inc. (“AIM”) was added as a subadviser to the Small Cap Opportunities Trust. Munder Capital Management (“Munder”) will continue as subadviser to the Fund and each subadviser will subadvise approximately one half the assets of the Fund although the actual percentage managed by each subadviser will vary because the assets subadvised by each subadviser are not rebalanced daily.

In connection with the addition as AIM as subadviser to the Fund, the investment policies and principal risks of the Fund will be amended and restated as follows:

AIM

AIM will manage its portion of the Fund’s assets (the “AIM Subadvised Assets”) as follows:

Under normal market conditions, AIM invests at least 80% of the AIM Subadvised Assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Small-capitalization companies are those companies with market capitalizations, at the time of investment, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

AIM attempts to provide potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace. Under normal conditions, the top 10 holdings may comprise up to 25% of the portion of the total assets of the portion of the AIM Subadvised Assets.

In selecting investments, AIM utilizes a disciplined portfolio construction process that aligns the Fund with the S&P Small Cap 600 Index that AIM believes represents the small cap core asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

➢	Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

➢	Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

➢	Timeliness analysis is used to help identify the “timeliness” of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the portfolio.

AIM considers selling a security if a change in industry or company fundamentals indicate a problem, the price target set at purchase is exceeded or a change in technical outlook indicates poor relative strength.

The AIM Subadvised Assets may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments, and may include warrants, futures, options, exchange traded funds and American Depositary Receipts.

AIM may invest up to 25% of the AIM Subadvised Assets in foreign securities. The Fund’s investments in foreign securities may include direct investments in non-U.S. dollar denominated securities traded outside of the U.S.

AIM may invest the AIM Subadvised Assets in ETFs to manage cash and may invest the AIM Subadvised Assets in other investment companies. For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF. AIM may invest the AIM Subadvised Assets in equity securities of larger capitalization companies in addition to small-capitalization companies. AIM may invest up to 15% of the AIM Subadvised Assets in real estate investment trusts (“REITS”).

Munder

Munder will manage its portion of the Fund’s assets (the “Munder Subadvised Assets”) as follows:

Under normal market conditions, Munder invests at least 80% of the portion of the Munder Subadvised Assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Small-capitalization companies are those companies with market capitalizations, at the time of investment within the range of the companies in the Russell 2000 Index.

Munder attempts to provide potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

Munder will usually invest the Munder Subadvised Assets in equity securities of domestic and foreign companies that Munder believes can be purchased at a price significantly below their inherent value. A company’s equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, Munder considers these factors, among others, in choosing companies:

•	A high level of profitability;
•	Solid management;
•	A strong, competitive market position; or
•	Management interests that are aligned with shareholders interests.

Munder may, but is not required to, use various hedging and derivatives investment strategies when managing the Munder Subadvised Assets. Munder may when managing the Munder Subadvised Assets write covered call options. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to sell the underlying security or instrument with a gain.

Munder may invest the Munder Subadvised Assets in ETFs to manage cash and may invest the Munder Subadvised Assets in other investment companies. For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF. Munder may invest the Munder Subadvised Assets in equity securities of larger capitalization companies in addition to small-capitalization companies. Munder may invest up to 15% of the Munder Subadvised Assets in real estate investment trusts (“REITS”).

Munder’s investments of the Munder Subadvised Assets in foreign securities may include direct investments in non-U.S. dollar denominated securities traded outside of the U.S. and U.S. dollar denominated securities traded in the U.S. as well as indirect investments, such as depositary receipts.

Principal Risks of Investing in the Fund:

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

➢	Active Management risk
➢	Credit And Counterparty risk

➢	Convertible Securities risk
➢	Currency risk
➢	Equity Securities risk
➢	Exchange Traded Funds risk
➢	Foreign Securities risk
➢	High Portfolio Turnover risk
➢	Hedging, Derivatives and Other Strategic Transactions risk
➢	Issuer risk
➢	Liquidity risk
➢	Medium and Small Company risk
➢	Real Estate Securities risk

The following information replaces the biographical information found under the “Subadvisory Arrangements and Management Biographies” section under “Invesco Aim Capital Management, Inc.”:

Fund	Portfolio Managers
Small Cap Opportunities Trust	Juliet S. Ellis Juan R. Hartsfield Clay Manley

•	Juliet S. Ellis. Senior Portfolio Manager (lead manager), who has been responsible for the Fund since 2005 and has been with Invesco Aim and/or its affiliates since 2004; formerly a Managing Director of JPMorgan Fleming Asset Management.

•	Juan R. Hartsfield. Portfolio Manager who has been responsible for the Fund since 2005 and has been associated with Invesco Aim and/or its affiliates since 2004; formerly a co-portfolio manager in the JPMorgan Fleming Asset Management.

•	Clay Manley. Portfolio Manager, who has been responsible for the Fund since 2008 and has been associated with the subadviser and/or its affiliates since 2001.

Managed Trust
Emerging Growth Trust
Small Cap Trust
U.S. Core Trust

On June 27, 2008, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the merger of the Acquired Trust listed below into the corresponding Acquiring Trust. A shareholder’s meeting has been scheduled for October 14, 2008 to approve the mergers. The mergers are scheduled to occur immediately after the close of business on Friday, November 7, 2008, subject to regulatory and shareholder approval.

Acquired Trust		Acquiring Trust
Managed Trust	into	Lifestyle Balanced Trust
Emerging Growth Trust	into	Small Cap Growth Trust
Small Cap Trust	into	Small Cap Growth Trust
U.S. Core Trust*	into	Fundamental Value Trust

*The Board of Trustees also approved replacing Grantham, Mayo, Van Otterloo & Co., LLC (“GMO”), the subadviser to the U.S. Core Trust, with Davis Selected Advisers, L.P. (“Davis”), the subadviser to the Fundamental Value Trust effective as of the time the net asset value is determined on June 27, 2008. The new subadvisory agreement with Davis will not result in any change in the level or scope of subadvisory services provided to the U.S. Core Trust. The portfolio managers for the U.S. Core Trust are:

•	Christopher C. Davis. Chairman; a Director, President or Vice President of each of the Davis Funds; a portfolio manager with Davis since 1995.

•	Kenneth Charles Feinberg. Co-Portfolio Manager; joined Davis in 1992; has co-managed other equity funds advised by Davis and also served as a research analyst.

U.S. Core Trust into Fundamental Value Trust

It is proposed that the subadviser of the U.S. Core Trust be changed from GMO to Davis on effective as of the time the net assets value is determined on June 27, 2008. The new subadvisory agreement with Davis will not result in any change in the level or scope of subadvisory services provided to the U.S. Core Trust. It is also proposed that the U.S. Core Trust be merged into the Fundamental Value Trust, subadvised by Davis, on October 31, 2008.

Capital Appreciation Value Trust

The second page of Appendix C – Capital Appreciation Value Trust: Related Performance Information is replaced with the following:

T. ROWE PRICE FUND: T. ROWE PRICE CAPITAL APPRECIATION FUND

Ticker: PRWCX

Corresponding to:	Capital Appreciation Value Trust

T. Rowe Price Fund Retail No Load Shares, total returns:
Best quarter: 13.04% (6/30/2003)
Worst quarter: (7.91%) (9/30/2002)

Index (reflects no fees or taxes)
S&P 500 Index — measures the performance of those stocks included in the S&P 500 Index. The S&P 500 Index is independently maintained and published by Standard & Poor’s Corporation.

MORNINGSTAR RATINGtm
« « « «  «

Overall rating for the T. Rowe Price Capital Appreciation Fund as of March 31, 2008.

Morningstar ratings measure risk-adjusted returns. The Overall Morningstar Ratingtm for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) rating metrics. The T. Rowe Price Fund was rated 4 stars out of 905, 5 stars out of 712, and 5 stars out of 416 moderate allocations funds for the 3-, 5- and 10 year periods ended March 31, 2008, respectively.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Ratingtm based on a Morningstar Risk-Adjusted Return that accounts for variation in a fund’s monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category, the next 22.5%, 35%, 22.5% and the bottom 10% receive 5, 4, 3, 2 or 1 star, respectively. (Each share class is counted as a fraction of 1 fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Past performance is no guarantee of future results.

The Series I and II and NAV shares of the Capital Trust currently do not have a Morningstar rating. Any future ratings assigned to Series I and II and NAV shares of the Capital Trust may be different from the Morningstar Ratingtm for the Retail No Load shares of the corresponding T. Rowe Price Fund because such ratings will reflect, among other things, the different expenses of the Series I and II and NAV shares of the Capital Trust.

Net assets of the T. Rowe Price Fund as of March 31, 2008: $9,777,107,858

T. Rowe Price Fund Retail No Load Shares calendar year total returns

T. Rowe Price Fund average annual total returns
for periods ended 3-31-08

	1 year	3 year	5 year	10 year

Retail No Load Share Class	−0.97%	7.30%	12.88%	9.85%
S&P 500 Index	−5.08%	5.85%	11.32%	3.50%

Value Trust

The following information replaces the biographical information found under the “Subadvisory Arrangements and Management Biographies” section under “Morgan Stanley Investment Management Inc., doing business as Van Kampen (“Van Kampen”)”:

Fund	Portfolio Managers
Value Trust	James Gilligan (Co-Lead Manager) Thomas Copper (Co-Lead Manager) Thomas Bastian James Roeder Sergio Marcheli Mark Laskin

•	James Gilligan. Portfolio Manager; joined Van Kampen in 1985.
•	Thomas Copper. Portfolio Manager; joined Van Kampen in 1986.
•	Thomas Bastian. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio manager at Eagle Asset Management.
•	James Roeder. Portfolio Manager; joined Van Kampen in 1999.
•	Sergio Marcheli. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio specialist at Van Kampen.
•	Mark Laskin. Portfolio Manager; joined Van Kampen in 2000.

Overseas Equity Trust

The following information replaces the biographical information found under the “Subadvisory Arrangements and Management Biographies” section under “Capital Guardian Trust Company (“CGTC”)”:

Multi-Manager System 2:	Length of Service
Portfolio Manager	with CGTC or an	Business Experience During the Past
Title, Company Affiliation	Affiliate	5 Years
David I. Fisher Chairman of the Board, CGTC	38 years	Portfolio Manager selecting equity securities
Victor D. Kohn President and Director of Capital International, Inc. an affiliate of CGTC	22 years	Portfolio Manager selecting equity securities
Richard N. Havas Vice President & Director of Capital Guardian (Canada), Inc., an affiliate of CGTC	21 years	Portfolio Manager selecting equity securities
Nancy J. Kyle Vice Chairman, CGTC	17 years	Portfolio Manager selecting equity securities
Lionel M. Sauvage Director and Senior Vice President, CGTC	20 years	Portfolio Manager selecting equity securities
Roger Mortimer Vice President, CGTC	22 years	Portfolio Manager selecting equity securities

International Equity Index Trust A

Effective June 30, 2008, the Fund’s performance will be compared to the MSCI AC World Ex U.S. Index (net of foreign withholding taxes). Accordingly, the “Index” section for the International Equity Index Trust A has been deleted and replaced with the following:

Average Annual Total Returns for Period Ended 12/31/2007

	One	Since	Date of
	Year	Inception	Inception
Series IA	15.37%	20.83%	05/03/2004
Series IIA	15.11%	20.58%	05/03/2004
Series NAVB	15.43%	18.08%	02/10/2006
MSCI AC World Ex US IndexC (gross of foreign withholding taxes)*	17.10%	22.14%
MSCI AC World Ex US IndexC (net of foreign withholding taxes)*	16.65%	21.66%

ASeries I and Series II shares of the Fund were first issued on April 29, 2005 in connection with the Fund’s acquisition of all the assets of Series I and Series II shares of the International Equity Index Fund of John Hancock Variable Series Trust I (the “Predecessor Fund”). Performance presented for periods prior to April 29, 2005 reflects the performance of the Predecessor Fund from that Fund’s inception, May 3, 2004.

BSeries NAV shares were first issued on February 10, 2006. For periods prior to February 10, 2006, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV shares expenses, performance would be higher.

CThe return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the Fund.

*Prior to June 30, 2008, the Fund compared its performance to the MSCI AC World Ex U.S. Index (gross of foreign withholding taxes). Effective June 30, 2008, the Fund’s performance will be compared to a different version of the index, the MSCI AC World Ex U.S. Index (net of foreign withholding taxes), which provides a more accurate comparison because the Fund is subject to foreign withholding taxes.

MSCI AC World Ex U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

The gross dividends version of the index approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

The net dividends version of the index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. Withholding tax rates applicable to Luxembourg holding companies are used, as Luxembourg applies the highest rates.

International Equity Index Trust B

Effective June 30, 2008, the Fund’s performance will be compared to the MSCI AC World Ex U.S. Index (net of foreign withholding taxes). Accordingly, the “Index” section for the International Equity Index Trust B has been deleted and replaced with the following:

Average Annual Total Returns for Period Ended 12/31/2007

	One	Five	Ten
	Year	Year	Year	Date of Inception
Series NAVA	15.76%	24.03%	9.99%	05/02/1988
MSCI AC World Ex US Index (gross of foreign withholding taxes)*	17.10%	24.51%	10.09%
MSCI AC World Ex US Index (net of foreign withholding taxes)*	16.65%	24.02%	9.75%

AThe Series NAV shares of the Fund were first issued on March 25, 2004 in connection with the Fund’s acquisition of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (the “Predecessor Fund”). Performance presented for periods prior to March 25, 2004 reflects the actual performance of the Predecessor Fund from that Fund’s inception, May 2, 1998.

*Prior to June 30, 2008, the Fund compared its performance to the MSCI AC World Ex U.S. Index (gross of foreign withholding taxes). Effective June 30, 2008, the Fund’s performance will be compared to a different version of the index, the MSCI AC World Ex U.S. Index (net of foreign withholding taxes), which provides a more accurate comparison because the Fund is subject to foreign withholding taxes.

MSCI AC World Ex U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

The gross dividends version of the index approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

The net dividends version of the index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. Withholding tax rates applicable to Luxembourg holding companies are used, as Luxembourg applies the highest rates.

John Hancock Trust
Supplement dated June 30, 2008
to the Statement of Additional Information
dated May 1, 2008

Management of the Trust

A Trustee shall hold office until his or her designated retirement date except that (a) any Trustee may resign and (b) any Trustee may be removed with or without cause at any time: (i) by action of two-thirds of the Trustees prior to such removal; or (ii) by vote of the shareholders of the Trust holding not less than two-thirds of the shares of the Trust then outstanding.